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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Lukas Braunschweiler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Dionex Corporation on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarter Report fairly presents in all material respects the financial condition and results of operations of Dionex Corporation.

                                            By:   /s/ Lukas Braunschweiler
                                                  ------------------------------

                                            Name: Lukas Braunschweiler

Title: President, Chief Executive Officer and Director

         I, Craig A. McCollam, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Dionex Corporation on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarter Report fairly presents in all material respects the financial condition and results of operations of Dionex Corporation.

                                            By:   /s/ Craig A. McCollam
                                                  ------------------------------

                                            Name: Craig A. McCollam

Title: Vice President and
Chief Financial Officer